EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 17, 2014 (this “Amendment”), is among UIL Holdings Corporation, a Connecticut corporation (the “Parent”), The United Illuminating Company, a specially chartered Connecticut corporation (“UI”), The Southern Connecticut Gas Company, a Connecticut corporation (“Southern Connecticut”), Connecticut Natural Gas Corporation, a Connecticut corporation (“Connecticut Gas”), and The Berkshire Gas Company, a Massachusetts gas company (“Berkshire Gas” and, together with the Parent, UI, Southern Connecticut and Connecticut Gas, the “Borrowers”), the Banks party hereto (collectively, the “Banks” and individually, a “Bank”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of November 30, 2011 (as amended, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”), among, inter alios, the Borrowers, each lender from time to time party thereto and the Administrative Agent; and

WHEREAS, the parties hereto wish now to amend the Credit Agreement in certain respects;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Banks party hereto hereby agree as follows:

Section 1.               Defined Terms.  All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.

Section 2.               Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)                 The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01:

(i)            “Acquisition” means the acquisition by WGP Acquisition LLC of assets and certain liabilities of the Philadelphia Gas Works pursuant to the Acquisition Agreement.

(ii)           “Acquisition Agreement” means the Asset Purchase Agreement dated as of March 2, 2014, by and among The City of Philadelphia, the Parent and WGP Acquisition LLC.

(iii)          “Acquisition Closing Date” means the “Closing Date” as defined in the Acquisition Agreement.

(iv)         “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of March 17, 2014.

(v)          “Amendment No. 1 Effective Date” means March 17, 2014.

(vi)         “Covenant Adjustment Date” has the meaning specified in Section 5.02(e).

(vii)        “WGP Indenture” means any indenture pursuant to which WGP Acquisition LLC issues first mortgage bonds that are secured by the property of WGP Acquisition LLC and its subsidiaries, as such indenture may be amended, supplemented or replaced from time to time.

(b)                The following definitions appearing in Section 1.01 are hereby amended and restated in their entirety as follows:

(i)            “Berkshire Gas Indenture” means the First Mortgage Indenture and Deed of Trust, dated as of July 1, 1954, of the Pittsfield Coal Gas Company to Chemical Bank & Trust Company, as trustee, as amended, supplemented or replaced from time to time.

(ii)          “FMB Indentures” means the Berkshire Gas Indenture, the Southern Connecticut Indenture and any WGP Indenture.

(iii)         “Southern Connecticut Indenture” means the Indenture, dated as of March 1, 1948, between The Bridgeport Gas Light Company and The Bridgeport-City Trust Company, as trustee, as amended, supplemented or replaced from time to time.

(c)           Section 5.02(a)(vii) is hereby restated in its entirety to read as follows:

(vii)  Liens in respect of property of (A) any Borrower or any Subsidiary of such Borrower existing on the date hereof and described in Schedule 5.02 or (B) any of Southern Connecticut, Berkshire Gas or WGP Acquisition LLC, and their respective subsidiaries, under the FMB Indentures, as modified, supplemented or replaced from time to time; provided that, after giving effect to any modification, supplement or replacement of any such FMB Indenture, the collateral subject to such FMB Indenture does not consist of property other than property of Southern Connecticut, Berkshire Gas or WGP Acquisition LLC (and their respective subsidiaries), as applicable;

(d)                Section 5.02(e) is hereby restated in its entirety to read as follows:

(e)  Additional Debt of Parent.  The Parent shall not create, incur or assume any Debt after the date hereof, other than Debt (including the Advances of the Parent) not exceeding (i) prior to the Amendment No. 1 Effective Date, $500,000,000 (ii) from the Amendment No. 1 Effective Date to and including the earliest to occur of (such date, the “Covenant Adjustment Date”) (A) the date the Acquisition Agreement is terminated in accordance with its terms, (B) the last day of the second full fiscal quarter of the Parent following the Acquisition Closing Date and (C) December 31, 2015, $1,600,000,000 and (iii) after the Covenant Adjustment Date (x) if the Acquisition Closing Date has occurred on or prior to such date, $1,400,000,000 or (y) if the Acquisition Closing Date
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has not occurred on or prior to such date, $500,000,000, in each case, in an aggregate principal amount at any one time outstanding.

(e)                 Section 5.03 is hereby restated in its entirety to read as follows:

Section 5.03.  Financial Covenant.

So long as any Bank shall have any Commitment hereunder or any Advance or Letter of Credit shall remain outstanding, each Borrower will maintain a ratio of Consolidated Debt to Consolidated Capital, as of the last day of each March, June, September and December, of not greater than (i) 0.65 to 1.00, for any such date occurring prior to the Amendment No. 1 Effective Date, (ii) 0.77 to 1.00, for any such date occurring during the period from the Amendment No. 1 Effective Date to and including the Covenant Adjustment Date and (iii) 0.65 to 1.00, for any such date occurring after the Covenant Adjustment Date.

Section 3.               Conditions to Effectiveness.  This Amendment shall become effective on the date hereof (the “Effective Date”) when and if each of the following conditions is satisfied:

(a)                 Executed Amendment No. 1 to Credit Agreement.  The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Borrowers, the Administrative Agent and Banks constituting Majority Banks.

(b)                 Fees and Expenses.  Each of the Administrative Agent, the LC Banks and the Banks shall have received payment of all fees then due and payable to the Administrative Agent, each LC Bank and the Banks, respectively, subject to the Parent receiving, to its satisfaction, an invoice of such amount prior to the date hereof.

Section 4.              Representations and Warranties.  To induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Banks that:

(a)                the execution and delivery by such Borrower of this Amendment and all other instruments and documents to be delivered hereunder, the performance by such Borrower of this Amendment and the Credit Agreement, as amended hereby, and the transactions contemplated hereby and thereby, are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower’s certificate of incorporation or bylaws or (ii) any law, rule, regulation, order or judgment applicable to, or any contractual restriction binding on or affecting, such Borrower, and do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

(b)                no authorization or approval or other action by, and no notice to or filing with, any  governmental  authority  or  regulatory  body  is  required  for  the  due  execution and delivery  by such Borrower of this Amendment or any other document or instrument to be delivered by such Borrower hereunder or for the performance by such Borrower of this Amendment or the Credit Agreement, as amended hereby;

(c)                each of this Amendment and the Credit Agreement, as amended hereby, is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or
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other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies;

(d)                 no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

(e)                 the representations and warranties of each Borrower as set forth in this Amendment and in any other Loan Document, as amended hereby, to which a Borrower is a party, are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date except to the extent that such representations and warranties relate to a specific date, in which case such representations and warranties are true and correct in all material respects as of such specific date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects.

Section 5.               Miscellaneous.

(a)                 Confirmation of Loan Documents.  Except as expressly provided in this Amendment, each of the Borrowers hereby ratifies and confirms all of the terms and conditions of the Credit Agreement and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect.  Each Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent, the LC Banks and the Banks for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 8.04 of the Credit Agreement, as amended hereby.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement, as amended hereby, or any other Loan Document as amended hereby.  This Amendment shall constitute a Loan Document.

(b)                Limitation of this Amendment.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written.  Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c)                 Captions.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)                Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
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(e)                 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)                  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the sole benefit of the Borrowers, the Administrative Agent and the Banks and their respective successors and assigns.

(g)                References.  Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ Justin Martin
Name: Justin Martin
Title: Authorized Officer

(Signature Page to Amendment No. 1)

UNION BANK, N.A., as a Bank

By:	/s/ Jeff Fesenmaier
Name: Jeff Fesenmaier
Title: Director

(Signature Page to Amendment No. 1)

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Ashish Arora
Name: Ashish Arora
Title: Senior Vice President

(Signature Page to Amendment No. 1)

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Anish Shah
Name: Anish Shah
Title: Authorized Signatory

(Signature Page to Amendment No. 1)

RBS CITIZENS, N.A., as a Bank

By:	/s/ Anthony Castellon
Name: Anthony Castellon
Title: Senior Vice President

(Signature Page to Amendment No. 1)

TD BANK, N.A., as a Bank

By:	/s/ David Perlman
Name: David Perlman
Title: Senior Vice President

(Signature Page to Amendment No. 1)

WELLS FARGO BANK, N.A., as a Bank

By:	/s/ Shawn Young
Name: Shawn Young
Title: Director

(Signature Page to Amendment No. 1)

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

(Signature Page to Amendment No. 1)

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Senior Vice President

(Signature Page to Amendment No. 1)

SANTANDER BANK, N.A., as a Bank

By:	/s/ Spencer Van Kirk
Name: Spencer Van Kirk
Title: Vice President

(Signature Page to Amendment No. 1)

WEBSTER BANK, N.A., as a Bank

By:	/s/ Scott T. Smith
Name: Scott T. Smith
Title: Vice President

(Signature Page to Amendment No. 1)

PEOPLE’S UNITED BANK, as a Bank

By:	/s/ David Ferretti
Name: David Ferretti
Title: Vice President, Commercial Relationship Manager

(Signature Page to Amendment No. 1)

Accepted and Agreed:

UIL HOLDINGS CORPORATION

By:
Name: Richard J. Nicholas
Title: Executive Vice President and Chief Financial Officer

THE UNITED ILLUMINATING COMPANY

By:
Name: Richard J. Nicholas
Title: Executive Vice President and Chief Financial Officer

THE SOUTHERN CONNECTICUT GAS COMPANY

By:
Name: Richard J. Nicholas
Title: Chief Financial Officer

CONNECTICUT NATURAL GAS CORPORATION

By:
Name: Richard J. Nicholas
Title: Chief Financial Officer

THE BERKSHIRE GAS COMPANY

By:
Name: Richard J. Nicholas
Title: Chief Financial Officer

(Signature Page to Amendment No. 1)